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                                                                Exhibit 10.15(C)






                                                                  Execution Copy

                  THIRD AMENDMENT TO MASTER LEASE AGREEMENT, dated as of the 27th day of December, 2001 (this "Amendment"), between VC OMAHA HOLDINGS L.L.C., a Delaware limited liability company and CARMAR FREEZERS THOMASVILLE L.L.C., a Delaware limited liability company (together, "Landlord"), and AMERICOLD LOGISTICS, LLC, a Delaware limited liability company ("Tenant").


                               W I T N E S E T H:

                  WHEREAS, Landlord and Tenant are parties to a certain Master Lease Agreement, dated as of March 11, 1999 as amended by that certain letter agreement, dated November 30, 1999, and by that certain Second Amendment to Master Lease Agreement, executed May 11, 2001 and effective as of February 22, 2001 (as so amended, the "Lease");

                  WHEREAS, the Landlord and Tenant wish to amend the Lease on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, for TEN DOLLARS and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Definitions. All capitalized terms used but not defined herein shall have the meaning given such terms in the Lease.

                  2.  Rent.

                  (a) The parties hereto agree and acknowledge that the aggregate amount of Minimum Rent and Percentage Rent under this Lease and each of the Related Leases with respect to the period commencing January 1, 2000 through December 31, 2000 shall be $36,255,000 and that 14.1% of such aggregate amount shall be allocated to this Lease. Notwithstanding anything in the Lease to the contrary, Landlord hereby (i) agrees that the payment of such amount by Tenant shall represent satisfaction in full of Tenant's obligation to pay Minimum Rent and Percentage Rent pursuant to the Lease with respect to the period commencing January 1, 2000 through December 31, 2000 and (ii) waives any and all of its rights under the Lease to receive additional payments of Minimum Rent and/or Percentage Rent with



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                         respect to such period, and Tenant hereby waives any
                         right to receive adjustments of amounts paid on account of Percentage Rent for such period.

                  (b) The parties hereto agree and acknowledge that the aggregate amount of Minimum Rent and Percentage Rent under this Lease and each of the Related Leases with respect to the period commencing January 1, 2001 through December 31, 2001 shall be $17,918,000 and that 14.1% of such aggregate amount shall be allocated to this Lease. Notwithstanding anything in the Lease to the contrary, Landlord hereby (i) agrees that the payment of such amount by Tenant shall represent satisfaction in full of Tenant's obligation to pay Minimum Rent and Percentage Rent pursuant to the Lease with respect to the period commencing January 1, 2001 through December 31, 2001 and (ii) waives any and all of its rights under the Lease to receive additional payments of Minimum Rent and/or Percentage Rent with respect to such period, and Tenant hereby waives any right to receive adjustments of amounts paid on account of Percentage Rent for such period.

                  3. Authority. Each party hereto represents and warrants that this Amendment has been duly authorized, executed and delivered on behalf of such party.

                  4.  Miscellaneous.

                  (a) The Lease is in full force and effect and, except as set forth herein, is unmodified.

                  (b) This Amendment may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

                  (c) In all respects, except to the extent that the context otherwise requires, references to "this Lease" (and words of similar import) in the Lease prior to its amendment hereby shall be deemed to refer to the Lease as amended hereby and as the same may hereafter be amended.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their duly authorized representatives effective as of the day and year first above written.

                                            LANDLORD:

                                            VC OMAHA HOLDINGS, L.L.C.

                                            By: Americold Corporation,its member


                                                   By:  /s/ Joseph Macnow
                                                        Name:   Joseph Macnow
                                                        Title:  Executive Vice
                                                                President
                                                                Finance and
                                                                Administration

                                            CARMAR FREEZERS THOMASVILLE, L.L.C.

                                            By: VC Omaha Holdings, L.L.C., its
                                                member


                                                   By: /s/ Joseph Macnow
                                                       Name:   Joseph Macnow
                                                       Title:  Executive Vice
                                                               President
                                                               Finance and
                                                               Administration


                                            TENANT:

                                            AMERICOLD LOGISTICS, LLC


                                            By:    /s/ J.C. Daiker
                                                   Name:  J.C. Daiker
                                                   Title: CFO